                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------

                             Current Report Pursuant
                          to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported) January 9, 2002


                  CAPITAL ONE AUTO RECEIVABLES, LLC/CAPITAL ONE
                              FINANCE TRUST 2001-B
                                 (Exact Name of
                     Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                  333-54736-02
                            (Commission File Number)

                                    31-175007
                          (Registrant's I.R.S. Employer
                               Identification No.)

             2980 Fairview Park Drive, Falls Church, Virginia 22042
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 875-1000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         In the Registration Statement No. 333-54736, the Registrant stated that, following the end of each Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool related to each issuer organized by the Registrant. Following below is such information related to the Prospectus Supplement dated December 13, 2001, of Capital One Auto Finance Trust 2001-B:

CAPITAL ONE AUTO FINANCE

Total Portfolio Proforma Pool Cut
Total Loans  Contributed as of 12/18/2001; 01/09/2002; 01/22/2002 and 02/06/2002

Composition of the Receivables Pool

                                 Aggregate            Number of
                                 Principal         Receivables in            Average Receivables
                                  Balance             Pool                       Balance
                                  -------             ----                       -------

                              $1,297,297,289.92      85,253                                $15,217.03

Minimum Remaining Term                                    6    Minimum Original Term                        18
Maximum Remaining Term                                   72    Maximum Original Term                        72
Weighted Average Rem. Term                            61.10    Weighted Average Original Term            62.60


Minimum APR                                            8.95%
Maximum APR                                           25.95%   Minimum Loan Balance                  $3,007.70
Weighted Average APR                                  16.38%   Maximum Loan Balance                 $40,000.00
                                                               Average Loan Balance                 $15,217.03


Geographic Distribution of the Receivables by State

              Number of            Aggregate Principal     Percentage of
State        Receivables                 Balance              Balance
-----        -----------                 -------              -------

AK                  6                 $     72,536.28          0.01%
AL               4260                 $ 63,214,947.66          4.87%
AR               1634                 $ 25,258,068.72          1.95%
AZ               1959                 $ 31,130,522.16          2.40%
CA               8711                 $130,691,195.32         10.07%
CT                194                 $  2,882,870.84          0.22%
CO               1284                 $ 20,724,967.28          1.60%
DC                231                 $  3,800,398.90          0.29%
DE                176                 $  2,475,521.13          0.19%
FL               6760                 $103,574,423.82          7.98%
GA               5110                 $ 79,486,112.12          6.13%
HI                 13                 $    149,570.58          0.01%
IA                262                 $  3,363,495.47          0.26%
ID                183                 $  2,363,445.03          0.18%
IL               2614                 $ 40,495,052.01          3.12%
IN               1399                 $ 20,223,312.75          1.56%
KS                525                 $  7,303,923.51          0.56%
KY                553                 $  7,714,368.01          0.59%
LA               1885                 $ 30,574,840.80          2.36%
MA                507                 $  6,719,793.37          0.52%
MD               2471                 $ 39,398,794.89          3.04%
ME                 81                 $  1,115,700.26          0.09%

              Number of            Aggregate Principal     Percentage of
State        Receivables                 Balance              Balance
-----        -----------                 -------              -------

MI               2221                $  34,042,309.14         2.62%
MN                664                $  9,291,443.91          0.72%
MO               1574                $  22,918,478.30         1.77%
MS               2041                $  32,124,469.02         2.48%
MT                  0                $              -         0.00%
NC               3876                $  59,236,907.76         4.57%
ND                 13                $     147,142.06         0.01%
NE                144                $   1,832,950.89         0.14%
NH                 91                $   1,132,259.34         0.09%
NM                961                $  15,297,717.23         1.18%
NV               1137                $  16,700,790.14         1.29%
NJ               2348                $  35,850,141.08         2.76%
NY               2717                $  38,141,064.95         2.94%
OH               2625                $  36,109,200.53         2.78%
OK               1561                $  23,004,842.22         1.77%
OR                539                $   6,634,475.61         0.51%
PA                  0                $        -               0.00%
RI                110                $   1,500,952.02         0.12%
SC               1514                $  22,469,529.26         1.73%
SD                 89                $   1,268,526.59         0.10%
TN               2861                $  43,501,228.13         3.35%
TX              12042                $ 195,363,138.95        15.06%
UT                982                $  14,465,743.94         1.12%
VA               2447                $  36,237,600.19         2.79%
VT                  8                $     109,935.85         0.01%
WA               1236                $  18,143,945.82         1.40%
WI                 51                $     705,132.96         0.05%
WV                434                $   6,237,843.24         0.48%
WY                 56                $     840,880.78         0.06%
MT                 93                $   1,254,779.10         0.10%

Total          85,253                $1,297,297,289.92       100.00%


Distribution of the Receivables by Contract Rate



                                                                                                  Percentage of
     Annual Percentage                    Number of              Aggregate Principal           Aggregate Principal
         Rate Range                      Receivables                   Balance                       Balance
         ----------                      -----------                   -------                       -------

8.00% - 8.99%                                 689                   $10,941,864.26                     0.84%
9.00% - 9.99%                                 706                   $11,874,418.42                     0.92%
10.00% - 10.99%                              1900                   $26,179,086.28                     2.02%
11.00% - 11.99%                              2071                   $35,570,158.11                     2.74%
12.00% - 12.99%                              5706                   $83,145,816.10                     6.41%
13.00% - 13.99%                              4801                   $81,296,628.41                     6.27%
14.00% - 14.99%                              6480                  $108,789,775.05                     8.39%
15.00% - 15.99%                             14795                  $218,288,947.35                    16.83%
16.00% - 16.99%                             15556                  $242,316,641.21                    18.68%
17.00% - 17.99%                             16764                  $254,183,633.46                    19.59%
18.00% - 18.99%                              7197                  $106,197,218.38                     8.19%
19.00% - 19.99%                              4619                   $65,325,040.02                     5.04%
20.00% - 20.99%                              2236                   $30,802,810.05                     2.37%
21.00% - 21.99%                               859                   $11,386,645.87                     0.88%
22.00% - 22.99%                               484                    $6,386,830.58                     0.49%
23.00% - 23.99%                               175                    $2,113,277.90                     0.16%
24.00% - 24.99%                               214                    $2,494,071.48                     0.19%
25.00% - 25.99%                                 1                        $4,426.99                     0.00%

Total                                      85,253                $1,297,297,289.92                   100.00%

Distribution of Receivables by Model Year


       Model Year of            Number of                   Aggregate              Percentage of Aggregate
     Financed Vehicles         Receivables              Principal Balance             Principal Balance
     -----------------         -----------              -----------------             -----------------
          1990                     58                      $545,884.99                       0.04%
          1991                     53                      $468,903.78                       0.04%
          1992                    111                      $900,790.32                       0.07%
          1993                    295                    $2,357,019.49                       0.18%
          1994                    742                    $6,362,083.09                       0.49%
          1995                   1898                   $17,300,441.34                       1.33%
          1996                   3957                   $41,460,412.19                       3.20%
          1997                   7460                   $89,897,259.46                       6.93%
          1998                  13937                  $190,902,154.43                      14.72%
          1999                  15550                  $231,901,454.51                      17.88%
          2000                  14645                  $225,415,457.72                      17.38%
          2001                  17995                  $316,012,093.75                      24.36%
          2002                   8552                  $173,773,334.85                      13.40%

Total                          85,253                $1,297,297,289.92                     100.00%

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 14, 2002

                                 CAPITAL ONE AUTO RECEIVABLES, LLC


                                 By: /S/ Jeffery Elswick
                                     --------------------------------------
                                     Name: Jeffery Elswick
                                     Title: President